UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2004

eMerge Interactive, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29037	65-0534535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10305 102nd Terrace Sebastian, FL	32958
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (772) 581-9700

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	On December 28, 2004, Christopher J. Davis tendered his resignation as a director of the Company effective as of December 28, 2004.

Item 7.01. Regulation FD Disclosure.

On December 29, 2004, the Company issued a press release announcing that on December 28, 2004, Christopher J. Davis tendered his resignation as a director of the Company effective as of December 28, 2004. A copy of the press release containing such announcement is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release, dated December 29, 2004, announcing that on December 28, 2004, Christopher J. Davis tendered his resignation as a director of eMerge Interactive, Inc. effective as of December 28, 2004 (furnished pursuant to Item 7.01).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGE INTERACTIVE, INC.

Date: December 29, 2004
	By:	/s/ DAVID C. WARREN
	Name:	David C. Warren
	Title:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.:	Description:
99.1	Press release, dated December 29, 2004, announcing that on December 28, 2004, Christopher J. Davis tendered his resignation as a director of eMerge Interactive, Inc. effective as of December 28, 2004 (furnished pursuant to Item 7.01).